Exhibit (h)(1)

[Form of Underwriting Agreement]

GARRISON CAPITAL INC.

(a Delaware corporation)

• Shares of Common Stock

UNDERWRITING AGREEMENT

GARRISON CAPITAL INC.

(a Delaware corporation)

• Shares of Common Stock

(Par Value $0.001 Per Share)

UNDERWRITING AGREEMENT

[Date]

[Names of Representatives]

[Address]

Ladies and Gentlemen:

Garrison Capital Inc., a Delaware corporation (the “Company”), Garrison Capital Advisers LLC, a Delaware limited liability company (“Garrison Capital Advisers” or the “Adviser”), and Garrison Capital Administrator LLC, a Delaware limited liability company (the “Administrator” and, together with the Company and the Adviser, the “Garrison Entities”), confirm their respective agreements with [         ] (“[           ]”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom [            ] are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of • additional shares of Common Stock. The aforesaid • shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the • shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are herein called, collectively, the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form N-2 (File No. 333-•), including the related preliminary prospectus or prospectuses, covering the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “1933 Act”) and the offer and sale thereof from time to time in accordance with Rule 415 of the 1933 Act Regulations. The Company filed a Form N-6F “Notice of Intent to Elect to be Subject to Sections 55 Through 65 of the Investment Company Act of 1940” (File No. 814-00878) (the “Notice of Intent”) pursuant to Section 6(f) of the Investment Company Act (as defined below), with the Commission on March 23, 2011 under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Investment Company Act”). The Company filed a Form N-54A “Notification of Election to be Subject to Sections 55 Through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Investment Company Act” (File No. 814-00878) (the “Notification of Election”) under the Investment Company Act with the Commission on October 9, 2012. In addition, for tax purposes the Company has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for the period beginning October 9, 2012.

Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430C (“Rule 430C”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 497 of the 1933 Act Regulations (“Rule 497”). The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430C is herein called the “Rule 430C Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, at the time it became effective, and including the Rule 430C Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430C Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” The final prospectus, in the form filed by the Company with the Commission pursuant to Rule 497 under the 1933 Act on or before the second business day after the date hereof (or such earlier time as may be required under the 1933 Act), which will include the base prospectus, dated [    ], [    ], together with a final prospectus supplement, is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

The Company has entered into (i) an amended and restated investment advisory agreement, dated as of March 26, 2013 (the “Investment Advisory Agreement”), with Garrison Capital Advisers, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”), and (ii) an administration agreement, dated as of October 9, 2012 (the “Administration Agreement”), with the Administrator.

On October 9, 2012, Garrison Capital LLC (“GC LLC”) filed a certificate of conversion with the Secretary of State of the State of Delaware and otherwise completed actions necessary for the conversion of Garrison Capital LLC from a limited liability company to a corporation, the Company. In connection therewith, the outstanding limited liability company interests in Garrison Capital LLC were converted into, on a one for one basis, shares of Common Stock (the “BDC Conversion”). For purposes of this Agreement, unless the context otherwise requires, references to the Company shall be deemed to include Garrison Capital LLC and its consolidated subsidiaries for periods prior to the consummation of the BDC Conversion.

On October 9, 2012, the Company filed with the Commission a Form 8-A to register its Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (File No. 001-35694).

As used in this Agreement:

“Applicable Time” means [__:00 P.M./ A.M.], New York City time, on • or such other time as agreed by the Company and the Representatives.

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“General Disclosure Package” means the most recent preliminary prospectus supplement, which includes a base prospectus dated [      ], [       ] that is distributed to investors prior to the Applicable Time and the information included on Schedule B hereto, all considered together.

SECTION 1.          Representations and Warranties.

(a)          Representations and Warranties relating to the Company. The Garrison Entities, jointly and severally, hereby represent and warrant to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agree with each Underwriter, as follows:

(i)          Registration Statement and Prospectuses. Each of the Registration Statement and any amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The Company has not prepared, used or referred to, and will not prepare, use or refer to, any free writing prospectus as defined in Rule 405 under the 1933 Act Regulations (“Rule 405”).

(ii)         Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the General Disclosure Package did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 497, at the Closing Date or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be information in the Prospectus in the first paragraph under the heading “Underwriting–Commissions and Discounts,” and the information in the second paragraph under the heading “Underwriting–Price Stabilization, Short Positions and Penalty Bids” (collectively, the “Underwriter Information”).

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(iii)        Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(iv)        Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations and the Public Company Accounting Oversight Board.

(v)         Financial Statements; Non-GAAP Financial Measures; eXtensible Business Reporting Language. The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity in all material respects with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act, and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable. No interactive data in eXtensible Business Reporting Language is required to be included in or incorporated by reference in the Registration Statement.

(vi)        No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

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(vii)       Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. On November 24, 2010, GC LLC was duly formed as a limited liability company pursuant to Delaware law. In connection with the BDC Conversion, GC LLC and the Company complied in all respects with the provisions of Section 265 of the General Corporation Law of the State of Delaware (the “DGCL”).

(viii)      Good Standing of Subsidiaries. Each of [        ] (each of [        ] a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result, singly or in the aggregate, in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding capital stock or membership interests of each Subsidiary has been duly authorized and validly issued, and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or membership interests of any Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the Subsidiaries.

(ix)         Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement). The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any securityholder of the Company.

(x)          Authorization of Agreement. (A) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company.

(xi)         Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and nonassessable; and the issuance of the Securities is not subject to any preemptive or other similar rights of any securityholder of the Company. The Common Stock conforms to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability by reason of being such a holder.

(xii)        Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement.

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(xiii)       Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (A) in violation of its charter, by-laws or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect or materially and adversely affect the ability of the Company to consummate the transactions contemplated in the Company Agreements or the performance by the Company of its obligations hereunder and thereunder, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company, Garrison Capital Advisers, the Administrator or any of the Company’s subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect or materially and adversely affect the ability of the Company to consummate the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by the Company with its obligations under this Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect or materially and adversely affect the ability of the Company to consummate the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder and thereunder), nor will such action result in any violation of (i) the provisions of the charter, by-laws or similar organizational document of the Company or any of its subsidiaries or (ii) any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) above, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect or materially and adversely affect the ability of the Company to consummate the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder and thereunder, As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xiv)      Absence of Labor Dispute. The Company has no employees.

(xv)       Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Garrison Entities, threatened, against or affecting the Company or any of its subsidiaries, or Garrison Investment Group or any of its Affiliates, which might result in a Material Adverse Effect, or which might materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated in the Company Agreements or the performance by the Company of its obligations hereunder and thereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any such subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to their business, could not result in a Material Adverse Effect.

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(xvi)      Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(xvii)     Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by the Company Agreements, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the Investment Company Act, the Advisers Act, the rules of the NASDAQ Stock Market LLC, state securities laws or the rules of FINRA.

(xviii)    Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. None of the Company, Garrison Investment Group, Garrison Capital Advisers, the Administrator or any of the Company’s subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might result in a Material Adverse Effect.

(xix)       Title to Property. The Company and its subsidiaries do not own any real property.

(xx)        Portfolio Assets. Other than due to the disposition of investments in the ordinary course of the Company’s business since [         ], the Company and/or one of its subsidiaries owns, and has good and marketable title to, all of the investments described in the General Disclosure Package and Prospectus under “Portfolio Companies” (the “Portfolio Assets”), free and clear of all mortgages, pledges, liens, security interests, claims or encumbrances of any kind (collectively, the “Liens”), other than the Liens granted pursuant to the [        ]. All of the applicable investment documents and agreements which constitute the Portfolio Assets (the “Investment Documents and Agreements”) are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the right of the Company under the Investment Documents and Agreements, or affecting or questioning the rights of the Company under any of the Investment Documents and Agreements. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, each portfolio company described in the Prospectus under “Portfolio Companies” is current with all of its obligations under the applicable Investment Documents and Agreements and no event of default (or a default which with the giving of notice or the passage of time would become an event of default) has occurred or is continuing under such Investment Documents and Agreements. Other than the Portfolio Assets, the Company does not own any other investments other than investments acquired in the ordinary course of the Company’s business since [         ].

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(xxi)       Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the businesses now operated by them, and none of the Garrison Entities or any of the Company’s subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any such Intellectual Property or of any facts or circumstances which would render any such Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, might result in a Material Adverse Effect.

(xxii)      Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxiii)     Accounting Controls. The Company and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 under the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”)) and each of the Garrison Entities and the Company’s subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxiv)    Compliance with the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) presently in effect and with which the Company is required to comply as of the date hereof, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act which will become applicable to the Company at all times after the effectiveness of the Registration Statement.

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(xxv)     Payment of Taxes. All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and are true and accurate in all material respects, and all taxes whether or not shown to be due on the returns have been timely paid in full. Each of the Company and its subsidiaries has timely paid all United States federal withholding tax due in full. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company. The charges, accruals and reserves on the books of the Company in respect of any income tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxvi)    Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business and as may be required by applicable law, and all such insurance, including without limitation, the Company’s fidelity bond as required by Rule 17g-1 of the Investment Company Act, is in full force and effect. The Garrison Entities have no reason to believe that the Company or any of its subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxvii)   Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.

(xxviii)    Foreign Corrupt Practices Act. None of the Company, any of its subsidiaries or, to the knowledge of the Garrison Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Garrison Entities, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxix)       Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Garrison Entities, threatened.

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(xxx)        OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Garrison Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently the subject of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, joint venture partners or other person, for the purpose of financing the activities of any person currently subject of any U.S. sanctions administered by OFAC.

(xxxi)      Offers to Sell. The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and, prior to the later to occur of (A) the Closing Time and (B) completion of the distribution of the Securities, will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (x) the Registration Statement, any preliminary prospectus and the Prospectus, and any amendment or supplement to any of the forgoing and (y) any prospectus wrapper. All other promotional materials (including “road show slides” or “road show scripts”) prepared in connection with the marketing of the Securities were used in accordance with Section 3. Each of such promotional materials and the prospectus wrapper is not inconsistent with the Registration Statement, any preliminary prospectus and the Prospectus, and when taken together with any preliminary prospectus and the Rule 430C Information, at the Applicable Time, did not contain any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xxxii)     Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xxxiii)     Payment and Receipt of Funds. Neither the Company nor, to the knowledge of the Garrison Entities, any director, officer, agent employee, affiliate or person acting on behalf of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxxiv)      Rule 38a-1 Compliance Policies. The Company has adopted and implemented written policies and procedures pursuant to Rule 38a-1 under the Investment Company Act reasonably designed to prevent violation of the federal securities laws by the Company, including policies and procedures that provide oversight of compliance of each investment.

(xxxv)       Registered Management Investment Company. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be, a “registered management investment company” as such term is used under the Investment Company Act.

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(xxxvi)     Notification of Election. When the Notification of Election was filed with the Commission, it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and (B) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(xxxvii)     Election as a Business Development Company. The Company has elected, by filing the Notification of Election, to be treated by the Commission under the Investment Company Act as a “business development company” (the “BDC Election”). The Company shall not, as of the Closing Time for the Initial Securities and the Date of Delivery for any Option Securities, have filed with the Commission any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the Investment Company Act. The BDC Election is effective and no order of suspension or revocation of such election has been issued or proceedings therefor initiated or threatened by the Commission.

(xxxviii)      Investment Advisory Agreement in Compliance with Laws. The terms of the Investment Advisory Agreement, including compensation terms, comply with all applicable provisions of the Investment Company Act and the Advisers Act, including without limitation, Section 15 of the Investment Company Act and Section 205 of the Advisers Act, each as applicable to business development companies.

(xxxix)   All Necessary Approvals of Investment Advisory Agreement. The approval by the board of directors and the securityholders of the Company of the Investment Advisory Agreement has been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be “business development companies” under the Investment Company Act.

(xl)        Compliance of Company Agreements with Investment Company Act. This Agreement and the Investment Advisory Agreement and the Administration Agreement complies in all material respects with all applicable provisions of the 1933 Act, the 1933 Act Regulations, the Investment Company Act and the Advisers Act.

(xli)       Interested Persons. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (A) no person is serving or acting as an officer, director or investment adviser of the Company except in accordance with the provisions of the Investment Company Act and the Advisers Act and (B) no director of the Company is an “interested person” (as defined in the Investment Company Act) of the Company or an “affiliated person” (as defined in the Investment Company Act) of any of the Underwriters.

(xlii)      Operations Comply with Investment Company Act. The operations of the Company are in compliance in all material respects with the provisions of the Investment Company Act applicable to “business development companies.” The provisions of the corporate charter, by-laws and other similar organizational documents of the Company, and the investment objectives, policies and restrictions described in the Registration Statement, the General Disclosure Package and the Prospectus, assuming they are implemented as so described, will comply in all material respects with the requirements of the Investment Company Act.

(xliii)     Conditions for Use of Form N-2. The Company has satisfied the conditions for the use of Form N-2, as set forth in the general instructions thereto, with respect to the Registration Statement.

(xliv)     Regulated Investment Company Compliance. The Company operates and intends to continue to operate its business so as to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company also intends to direct the investment of the proceeds received by it from the sale of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

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(xlv)      Absence of Business Relationships. There are no business relationships or related-party transactions involving the Company or any other person required under applicable law to be described in the Registration Statement, the General Disclosure Package and the Prospectus which have not been described as required.

(xlvi)     Absence of Extensions of Credit. The Company has not, directly or indirectly, extended credit, arranged to extend credit or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Garrison Entities, or to or for any family member or affiliate of any director or executive officer of the Garrison Entities.

(xlvii)    Emerging Growth Company. Since the enactment of the Jumpstart Our Business Startups Act to the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the 1933 Act (an “Emerging Growth Company”).

(xlviii)   Investment Company. No subsidiary of the Company is required to register as an “investment company” under the Investment Company Act.

(xlix)      Commodity Pool. The Company is not required to be registered under the Commodity Exchange Act as a “commodity pool operator” with regard to its operation of any subsidiary.

(b)         Representations and Warranties relating to Garrison Capital Advisers. The Adviser and the Administrator, jointly and severally, hereby represent and warrant to each Underwriter as of the date hereof, the Applicable Time, the Closing Time and any Date of Delivery (as defined below), and agree with each Underwriter, as follows:

(i)          No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Garrison Capital Advisers, whether or not arising in the ordinary course of business (a “Garrison Capital Advisers Material Adverse Effect”), and (B) there have been no transactions entered into by Garrison Capital Advisers, other than those in the ordinary course of business, which are material with respect to Garrison Capital Advisers.

(ii)         Good Standing of Garrison Capital Advisers. Garrison Capital Advisers has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and Garrison Capital Advisers is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect.

(iii)        Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by Garrison Capital Advisers and is a valid and binding agreement of Garrison Capital Advisers.

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(iv)        Absence of Violations, Defaults and Conflicts. Garrison Capital Advisers is not (A) in violation of its charter, by-laws or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which Garrison Capital Advisers is a party or by which it may be bound or to which any of its properties or assets is subject (collectively, “Garrison Capital Advisers Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect or materially and adversely affect the ability of Garrison Capital Advisers to consummate the transactions contemplated in this Agreement or the performance by Garrison Capital Advisers of its obligations hereunder an, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect or materially and adversely affect the ability of Garrison Capital Advisers to consummate the transactions contemplated in this Agreement, or the performance by Garrison Capital Advisers of its obligations hereunder. The consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus and compliance by Garrison Capital Advisers with its obligations hereunder have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Garrison Capital Advisers Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of Garrison Capital Advisers pursuant to, the Garrison Capital Advisers Agreements and Instruments (except for such conflicts, breaches, defaults or Garrison Capital Advisers Repayment Event or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect or materially and adversely affect the ability of Garrison Capital Advisers to consummate the transactions contemplated in this Agreement or the performance by Garrison Capital Advisers of its obligations hereunder and thereunder), nor will such action result in any violation of (i) the provisions of the charter, by-laws or similar organizational document of Garrison Capital Advisers or (ii) any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except, in the case of clause (ii) above, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect or materially and adversely affect the ability of Garrison Capital Advisers to consummate the transactions contemplated in the Company Agreements to which it is a party or the performance by Garrison Capital Advisers of its obligations hereunder and thereunder. As used herein, a “Garrison Capital Advisers Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by Garrison Capital Advisers.

(v)         Absence of Labor Dispute. No employment dispute with the employees of Garrison Investment Group exists or, to the knowledge of each Garrison Entity, is imminent, and the Adviser and the Administrator are not aware of any existing or imminent departure of any key employee of Garrison Investment Group. Garrison Capital Advisers has no employees.

(vi)        Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Adviser or the Administrator, threatened, against or affecting Garrison Capital Advisers or Garrison Investment Group, which might result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect, or which might materially and adversely affect the properties or assets of Garrison Capital Advisers, Garrison Investment Group or the consummation of the transactions contemplated in the Company Agreements to which Garrison Capital Advisers is a party and the Staffing Agreement or the performance by Garrison Capital Advisers of its obligations hereunder and thereunder; and the aggregate of all pending legal or governmental proceedings to which Garrison Capital Advisers or Garrison Investment Group is a party or of which any of its or their property or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect.

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(vii)       Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by Garrison Capital Advisers of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the Investment Company Act, the Advisers Act, the rules of the NASDAQ Stock Market LLC, state securities laws or the rules of FINRA.

(viii)      Possession of Licenses and Permits. Garrison Capital Advisers possesses such Governmental Licenses issued by the appropriate Governmental Entities necessary to conduct the business now operated by it, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect. Garrison Capital Advisers is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect. All of such Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect. None of the Adviser or the Administrator has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect.

(ix)         Title to Property. Garrison Capital Advisers leases or has access to all properties and assets as are necessary to the conduct of its operations as presently conducted and as contemplated by the Registration Statement. Garrison Capital Advisers does not own any real property.

(x)          Possession of Intellectual Property. Garrison Capital Advisers owns, licenses or possesses, or can acquire on reasonable terms, Intellectual Property necessary to carry on the business now operated by it, and none of the Adviser or the Administrator has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any such Intellectual Property or of any facts or circumstances which would render any such Intellectual Property invalid or inadequate to protect the interest of Garrison Capital Advisers therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, might result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect.

(xi)         Registration. Garrison Capital Advisers is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Advisory Agreement for the Company as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus. There does not exist any proceeding or, to the knowledge of the Adviser or the Administrator, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of Garrison Capital Advisers with the Commission.

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(xii)        Financial Resources. Garrison Capital Advisers has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the General Disclosure Package and the Prospectus and under this Agreement.

(xiii)       Insurance. Garrison Capital Advisers carries or is entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business and as may be required by applicable law, and all such insurance is in full force and effect. The Adviser or the Administrator have no reason to believe that Garrison Capital Advisers will not be able to (A) renew its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect or a Garrison Capital Advisers Material Adverse Effect. Garrison Capital Advisers has not been denied any insurance coverage which it has sought or for which it has applied.

(xiv)      Absence of Manipulation. Neither Garrison Capital Advisers nor any affiliate of Garrison Capital Advisers has taken, nor will Garrison Capital Advisers or any affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.

(xv)       Foreign Corrupt Practices Act. None of Garrison Capital Advisers or, to the knowledge of the Adviser or the Administrator, any director, officer, agent, employee, affiliate or other person acting on behalf of Garrison Capital Advisers is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and Garrison Capital Advisers and, to the knowledge of the Garrison Entities, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xvi)      Money Laundering Laws. The operations of Garrison Capital Advisers are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws; and no action, suit or proceeding by or before any Governmental Entity involving Garrison Capital Advisers with respect to the Money Laundering Laws is pending or, to the best knowledge of the Adviser or the Administrator, threatened.

(xvii)     OFAC. None of Garrison Capital Advisers or, to the knowledge of the Adviser or the Administrator, any director, officer, agent, employee, affiliate or other person acting on behalf of Garrison Capital Advisers is currently the subject of any U.S. sanctions administered by OFAC; and Garrison Capital Advisers will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any joint venture partners or other person, for the purpose of financing the activities of any person currently subject of any U.S. sanctions administered by OFAC.

(xviii)    Compliance Policies. Garrison Capital Advisers has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act reasonably designed to prevent violation of the Advisers Act by Garrison Capital Advisers.

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(xix)       Description of Garrison Capital Advisers. The description of Garrison Capital Advisers in the Registration Statement, the General Disclosure Package and the Prospectus, including in its role as investment adviser to the Company, is accurate in all material respects.

(c)         Representations and Warranties relating to the Administrator. The Adviser or the Administrator, jointly and severally, hereby represent and warrant to each Underwriter as of the date hereof, the Applicable Time, the Closing Time and any Date of Delivery (as defined below), and agree with each Underwriter, as follows:

(i)          No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Administrator, whether or not arising in the ordinary course of business (an “Administrator Material Adverse Effect”), and (B) there have been no transactions entered into by the Administrator, other than those in the ordinary course of business, which are material with respect to the Administrator.

(ii)         Good Standing of the Administrator. The Administrator has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Administrator is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect or an Administrator Material Adverse Effect.

(iii)        Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Administrator.

(iv)        Absence of Violations, Defaults and Conflicts. The Administrator is not in violation of its charter, by-laws or similar organizational document or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements to which the Administrator is a party or by which the Administrator is bound or to which any of the property or assets of the Administrator is subject (“Administrator Document”), except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the General Disclosure Package and the Prospectus under the caption “Use of Proceeds”) and compliance by the Administrator with its obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Administrator pursuant toany Administrator Document, except for such conflicts, breaches, defaults or Liens that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Administrator, as applicable, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Administrator or any of its assets, properties or operations.

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(v)         Absence of Labor Dispute. No employment dispute with the employees of the Administrator exists or, to the knowledge of each Garrison Entity, is imminent, and the Adviser or the Administrator are not aware of any existing or imminent departure of any key employee of the Administrator.

(vi)        Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Government Entity now pending or, to the knowledge of the Adviser or the Administrator, threatened, against or affecting the Administrator, which might result in a Material Adverse Effect or an Administrator Material Adverse Effect, or which might materially and adversely affect the properties or assets of the Administrator or the consummation of the transactions contemplated in this Agreement or the performance by the Administrator of its obligations hereunder and thereunder; and the aggregate of all pending legal or governmental proceedings to which the Administrator is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect or an Administrator Material Adverse Effect.

(vii)       Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Administrator of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the Investment Company Act, the Advisers Act, the rules of the NASDAQ Stock Market LLC, state securities laws or the rules of FINRA.

(viii)      Possession of Licenses and Permits. The Administrator possesses such Governmental Licenses issued by the appropriate Governmental Entities necessary to conduct the business now operated by it, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect or an Administrator Material Adverse Effect. The Administrator is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect or an Administrator Material Adverse Effect. All of such Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect or an Administrator Material Adverse Effect. Neither the Adviser nor the Administrator has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might result in a Material Adverse Effect or an Administrator Material Adverse Effect.

(ix)         Title to Property. The Administrator leases or has access to all properties and assets as are necessary to the conduct of its operations as presently conducted and as contemplated by the Registration Statement. The Administrator does not own any real property.

(x)          Possession of Intellectual Property. The Administrator owns, licenses or possesses, or can acquire on reasonable terms, Intellectual Property necessary to carry on the business now operated by it, and none of the Adviser or the Administrator has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any such Intellectual Property or of any facts or circumstances which would render any such Intellectual Property invalid or inadequate to protect the interest of the Administrator therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, might result in a Material Adverse Effect or an Administrator Material Adverse Effect.

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(xi)         Financial Resources. The Administrator has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement, the General Disclosure Package and the Prospectus and under this Agreement.

(xii)        Insurance. The Administrator carries or is entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business and as may be required by applicable law, and all such insurance is in full force and effect. The Adviser or the Administrator have no reason to believe that the Administrator will not be able to (A) renew its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect or an Administrator Material Adverse Effect. The Administrator has not been denied any insurance coverage which it has sought or for which it has applied.

(xiii)       Absence of Manipulation. Neither the Administrator nor any affiliate of the Administrator has taken, nor will the Administrator or any affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.

(xiv)      Foreign Corrupt Practices Act. None of the Administrator or, to the knowledge of the Adviser or the Administrator, any director, officer, agent, employee, affiliate or other person acting on behalf of the Administrator is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Administrator and, to the knowledge of the Adviser or the Administrator, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xv)       Money Laundering Laws. The operations of the Administrator are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws; and no action, suit or proceeding by or before any Governmental Entity involving the Administrator with respect to the Money Laundering Laws is pending or, to the best knowledge of the Adviser or the Administrator, threatened.

(xvi)      OFAC. None of the Administrator or, to the knowledge of the Adviser or the Administrator , any director, officer, agent, employee, affiliate or other person acting on behalf of the Administrator is currently the subject of any U.S. sanctions administered by OFAC; and the Administrator will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any joint venture partners or other person, for the purpose of financing the activities of any person currently subject of any U.S. sanctions administered by OFAC.

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(xvii)     Description of the Administrator. The description of the Administrator in the Registration Statement, the General Disclosure Package and the Prospectus, including in its role as administrator of the Company, is accurate in all material respects.

(d)         Officer’s Certificates. Any certificate signed by any officer of any Garrison Entity and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Garrison Entity to each Underwriter as to the matters covered thereby.

SECTION 2.          Sale and Delivery to Underwriters; Closing.

(a)         Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A, that number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as [        ] in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)         Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional • shares of Common Stock only to cover overallotments, at the price per share set forth in Schedule A, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part from time to time upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as [        ] in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)         Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of [          ], [          ] or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from [           ] to the Company.

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Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. [          ], individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)          Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (New York City time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3.          Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)          Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(c), will comply with the requirements of Rule 415 and Rule 430C, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus, the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8(a) of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 497, in the manner and within the time period required by Rule 497, and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497(c) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)          Filing of Amendments. Through the Closing Date, the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to any preliminary prospectus (including any prospectus included in the Registration Statement at the time it became effective) or to the Prospectus and will furnish the Representatives with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object. The Company has given the Underwriters notice of any filings made pursuant to the 1934 Act or the 1934 Rules and Regulations within 48 hours prior to the Applicable Time; the Company will give the Underwriters notice of its intention to make any such filing from the Applicable Time to the Closing Date and will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

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(c)          Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the General Disclosure Package and the Prospectus. If any event shall occur or condition shall exist as a result of which it is necessary (or, if the Representatives or counsel for the Underwriters shall notify the Company that, in their judgment, it is necessary) to amend the Registration Statement or amend or supplement the General Disclosure Package, the Prospectus in order that the Registration Statement, the General Disclosure Package and the Prospectus, as the case may be, will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly notify the Representatives of such event or condition and of its intention to file such amendment or supplement (or, if the Representatives or counsel for the Underwriters shall have notified the Company as aforesaid, the Company will promptly notify the Representatives of its intention to prepare such amendment or supplement) and will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to comply with such requirements, and, in the case of an amendment or post-effective amendment to the Registration Statement, the Company will use its best efforts to have such amendment declared or become effective as soon as practicable, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. Through the Closing Date, the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to any preliminary prospectus (including any prospectus included in the Registration Statement at the time it became effective) or to the Prospectus and will furnish the Representatives with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object. The Company has given the Underwriters notice of any filings made pursuant to the 1934 Act or the 1934 Rules and Regulations within 48 hours prior to the Applicable Time; the Company will give the Underwriters notice of its intention to make any such filing from the Applicable Time to the Closing Date and will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(d)          Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement, the Notice of Intent, and the Notification of Election, each as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement, the Notice of Intent, and the Notification of Election, each as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement, the Notice of Intent, and the Notification of Election, and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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(e)          Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f)          Blue Sky Qualifications. The Company will use its commercially reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)          Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)         Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities and the Concurrent Private Placement Shares in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(i)          Listing. The Company will use its commercially reasonable best efforts to effect and maintain the listing of the Common Stock (including the Securities) on the Nasdaq Global Select Market.

(j)          DTC Clearance. The Company will use its commercially reasonable efforts to cause the Securities to continue to be eligible for clearance through DTC.

(k)          Restriction on Sale of Securities. During a period of [             ] days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

(l)          Reporting Requirements. Through the Closing Date, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

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(m)          Maintain Status as a Business Development Company. The Company, during a period of thirty (30) months from the effective date of the BDC Election, will use its commercially reasonable best efforts to maintain its status as a “business development company” under the Investment Company Act; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a business development company with the approval of the board of directors and a vote of stockholders as required by Section 58 of the Investment Company Act or any successor provision.

(n)          Emerging Growth Company. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the 1933 Act and (ii) completion of the 180 day restricted period referred to in Section 3(k) hereof.

(o)          Qualification as a Regulated Investment Company. The Company will use its commercially reasonable best efforts to qualify for and elect to be treated as a “regulated investment company” under Subchapter M of the Code for its taxable year ending December 31, [            ], and to maintain such qualification and election in effect for each full fiscal year during which it is a business development company under the Investment Company Act; provided however, that at the discretion of the Company’s board of directors, it may elect not to be so treated.

SECTION 4.          Payment of Expenses.

(a)          Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants[, and 50% of the cost of aircraft and other transportation chartered in connection with the road show], (viii) the filing fees incident to, and up to $[           ] of reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities, (ix) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq Global Select Market and (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the third sentence of Section 1(a)(iii).

(b)          Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) and (iii) or Section 10 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

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SECTION 5.          Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Garrison Entities contained herein or in certificates of any officer of the Garrison Entities or any of the Company’s subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)          Effectiveness of Registration Statement; Rule 430C Information; BDC Election. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430C Information shall have been filed with the Commission in the manner and within the time frame required by Rule 497(h) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430C. The BDC Election is effective and at the Closing Time no order suspending the effectiveness of the BDC Election shall have been issued or proceedings therefor initiated or threatened by the Commission.

(b)          Opinion of Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion and negative assurance statement, dated the Closing Time, of Dechert LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits A and B hereto.

(c)          Opinion of Counsel for Garrison Capital Advisers and the Administrator. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Dechert LLP, counsel for Garrison Capital Advisers and the Administrator, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto.

(d)          Opinion of Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of [          ], counsel for the Underwriters, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Garrison Entities and certificates of public officials.

(e)          Officers’ Certificate of the Company. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

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(f)          Officers’ Certificate of Garrison Capital Advisers. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Garrison Capital Advisers, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or the President of Garrison Capital Advisers and of the chief financial or chief accounting officer of Garrison Capital Advisers, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of Garrison Capital Advisers in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (iii) Garrison Capital Advisers has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(g)          Officers’ Certificate of the Administrator. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Administrator, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or the President of the Administrator and of the chief financial or chief accounting officer of the Administrator, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Administrator in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (iii) the Administrator has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(h)          Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from [        ] a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(i)          Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from [          ] a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(j)          Approval of Listing. At the Closing Time, the Securities shall have been approved for listing on the Nasdaq Global Select Market, subject only to official notice of issuance.

(k)          No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

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(l)          Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit D hereto signed by the persons listed on Schedule C hereto.

(m)          Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Garrison Entities contained herein and the statements in any certificates furnished by the Garrison Entities and any of the Company’s subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)          Officers’ Certificate of the Company. A certificate, dated such Date of Delivery, of the Chief Executive Officer or the President of the Company and of the chief financial or chief accounting officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

(ii)         Officers’ Certificate of Garrison Capital Advisers. A certificate, dated such Date of Delivery, of the Chief Executive Officer or the President of Garrison Capital Advisers and of the chief financial or chief accounting officer of Garrison Capital Advisers, confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

(iii)        Officers’ Certificate of the Administrator. A certificate, dated such Date of Delivery, of the Chief Executive Officer or the President of the Administrator and of the chief financial or chief accounting officer of the Administrator, confirming that the certificate delivered at the Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

(iv)        Opinion of Counsel for Company. If requested by the Representatives, the favorable opinion and negative assurance statement of Dechert LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(v)         Opinion of Counsel for Garrison Capital Advisers and the Administrator. If requested by the Representatives, the favorable opinion of Dechert LLP, counsel for Garrison Capital Advisers and the Administrator, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(vi)        Opinion of Counsel for Underwriters. If requested by the Representatives, the favorable opinion of [        ], counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(vii)       Bring-down Comfort Letter. If requested by the Representatives, a letter from [        ], in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(i) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

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(n)          Additional Documents. At the Closing Time and at each Date of Delivery (if any) counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(o)          Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6, 7, 8, 14 and 15 shall survive any such termination and remain in full force and effect.

SECTION 6.          Indemnification.

(a)          Indemnification of Underwriters. The Garrison Entities, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430C Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, the Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)         against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(iii)        against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by [          ]), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430C Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

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(b)          Indemnification of Company, Directors and Officers, Garrison Capital Advisers and the Administrator. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, Garrison Capital Advisers and the Administrator against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430C Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(c)          Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by [            ], and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f)          The provisions of this Section 6 and Section 7 hereof shall not affect any agreements among the Company, Garrison Capital Advisers and Garrison Capital Administrator with respect to indemnification of each other or contribution among themselves.

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SECTION 7.          Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Garrison Entities, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Garrison Entities, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Garrison Entities, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Garrison Entities, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Garrison Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Garrison Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

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SECTION 8.          Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Garrison Entities or any of the Company’s subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or any person controlling Garrison Capital Advisers or the Administrator and (ii) delivery of and payment for the Securities.

SECTION 9.          Termination of Agreement.

(a)          Termination. The Representatives may terminate this Agreement, by notice to the Garrison Entities, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Select Market, or (iv) if trading generally on the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b)          Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14 and 15 shall survive such termination and remain in full force and effect.

SECTION 10.         Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i)          if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

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(ii)         if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.         Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to (A) [          ], at [           ], [           ], [            ], attention of [            ] (facsimile: [            ], with a copy to General Counsel at the same address; and (B) [          ], [          ], [          ], [            ], Attention: [           ], with copy to: [         ], Investment Banking Counsel; notices to the Company shall be directed to it at 1290 Avenue of the Americas, Suite 914, New York, New York 10104, attention of Julian Weldon; notices to Garrison Capital Advisers shall be directed to it at 1290 Avenue of the Americas, Suite 914, New York, New York 10104, attention of Julian Weldon; and notices to the Administrator shall be directed to it at 1290 Avenue of the Americas, Suite 914, New York, New York 10104, attention of Julian Weldon.

SECTION 12.         No Advisory or Fiduciary Relationship. Each of the Garrison Entities acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Garrison Entities, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Garrison Entities, any of its subsidiaries or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Garrison Entities with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Garrison Entities or any of the Company’s subsidiaries on other matters) and no Underwriter has any obligation to the Garrison Entities with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Garrison Entities and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and each of the Garrison Entities has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

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SECTION 13.         Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, each of the Garrison Entities and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Garrison Entities and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Garrison Entities and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14.         Trial by Jury. Each of the Garrison Entities (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 15.         GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK.

SECTION 16.         TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17.         Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 18.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 19.         Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Remainder of Page Intentionally Left Blank]

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Garrison Entities a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and each of the Garrison Entities in accordance with its terms.

Very truly yours,

GARRISON CAPITAL INC.

By:
Name:
Title:

GARRISON CAPITAL ADVISERS LLC

By:
Name:
Title:

Garrison Capital Administrator LLC

By:
Name:
Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

[ ]

By:
Authorized Signatory

[ ]

By:
Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

The initial public offering price per share for the Securities shall be $•.

The purchase price per share for the Securities to be paid by the several Underwriters shall be $•, being an amount equal to the initial public offering price set forth above less $• per share, subject to adjustment in accordance with Section 2(b) for dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities

[ ]	•
[ ]	•
[ ]

Total	•

Schedule A-1

SCHEDULE B

Pricing Terms

1.          The Company is selling • shares of Common Stock.

2.          The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional • shares of Common Stock, solely to cover over-allotments.

3.          The initial public offering price per share for the Securities shall be $•.

Schedule B-1

SCHEDULE C

List of Persons and Entities Subject to Lock-up

Schedule C-1

Exhibit A

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)

Ex. A-1

Exhibit B

FORM OF NEGATIVE ASSURANCE STATEMENT OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)

Ex. B-1

Exhibit C

FORM OF OPINION OF COUNSEL TO GARRISON CAPITAL ADVISERS AND THE ADMINISTRATOR TO BE DELIVERED PURSUANT TO SECTION 5(c)

Ex. C-1

[Form of lock-up from directors, officers or other stockholders pursuant to Section 5(l)]

Exhibit D

[•],[•]

[Name of Representatives]

as representatives of the underwriters

[Address]

Re: Proposed Public Offering by Garrison Capital Inc.

This agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) by and among Garrison Capital Inc., a Delaware corporation (the “Company”), Garrison Capital Advisors LLC, a Delaware limited liability company (the “Adviser”), Garrison Capital Administrator LLC, a Delaware limited liability company (the “Administrator”), and [Name of Representatives] and each of underwriter to be named in the Underwriting Agreement, relating to a proposed underwritten public offering of Common Stock (the “Common Stock”) of the Company.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Stock will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is [                  ] days after the date of the Underwriting Agreement, the undersigned will not, without the prior written consent of [Name of Representatives], directly or indirectly:

(i)          offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of the Company’s Common Stock or preferred stock or other capital stock (collectively, “Capital Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

(ii)         enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for any Common Stock or other Capital Stock, whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock, other Capital Stock, other securities, in cash or otherwise. Moreover, if:

(1)           during the last 17 days of such [            ]-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or

(2)           prior to the expiration of such [          ]-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of such [         ]-day restricted period,

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the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event, as the case may be, unless [Name of Representatives] waive, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the [         ]-day restricted period pursuant to the provisions of the previous paragraph will be delivered by [Name of Representatives] to the Company, the Adviser or the Administrator and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this agreement during the period from and including the date of this agreement through and including the 34th day following the expiration of the [         ]-day restricted period, the undersigned will give prior notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that such restricted period (as the same may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the provisions set forth in the second preceding paragraph, the undersigned may, without the prior written consent of [Name of Representatives], transfer any Common Stock or other Capital Stock or any securities convertible into or exchangeable or exercisable for Common Stock or other Capital Stock

(1)         if the undersigned is a natural person, as a bona fide gift or gifts, or by will or intestacy, or as may be required by court order or by action of law, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or as a bona fide gift or gifts to a charity or educational institution,

(2)         if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value, and

(3)         if the undersigned is a trust, to a beneficiary of such trust if such transfer is not for value,

provided, however, that in the case of any transfer described in clause (1) or (2) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to [Name of Representatives], acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to [Name of Representatives], and (B) such transfer is not reported or required to be reported in any public report or filing with the Securities and Exchange Commission or otherwise, and the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfer during such [           ]-day restricted period (as the same may be extended as described above). For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

The undersigned further agrees that (i) it will not, during such [      ]-day restricted period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the 1933 Act, of any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock, and (ii) the Company may, with respect to any Common Stock or other Capital Stock or any securities convertible into or exercisable or exchangeable for Common Stock or other Capital Stock owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during such [        ]-day restricted period (as the same may be extended as described above).

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In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag-along rights, co-sale rights or other rights to have any securities (debt or equity) included in the offering contemplated by the Underwriting Agreement or sold in connection with the sale of Common Stock pursuant to the Underwriting Agreement, provided that such waiver shall apply only to the public offering of Common Stock pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of Common Stock actually occurs depends on a number of factors, including market conditions.

[Signature Page Immediately Follows]

D-3

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

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